UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Under §240.14a-12

Carisma Therapeutics Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON August 5, 2025
Dear Stockholder:
You are cordially invited to attend a special meeting of stockholders of Carisma Therapeutics Inc. (the “Special Meeting”) to be held on August 5, 2025, beginning at 10:00 a.m. Eastern Time, exclusively online via the Internet as a virtual web conference at https://meetnow.global/MDJSZWU to consider and act upon the following matters:
(1)
To adopt and approve an amendment to our Restated Certificate of Incorporation (as amended, the “Restated Certificate of Incorporation”) to effect a reverse stock split of our issued shares of common stock at a ratio within the range of not less than 1-for-10 and not greater than 1-for-50, with the exact ratio within such range and the implementation and timing of such reverse stock split to be determined at the sole discretion of our Board of Directors, without further approval or authorization of our stockholders (the “Reverse Split Proposal”); and

(2)
To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary to permit further solicitation of proxies in the event that there are insufficient votes for the adoption and approval of the Reverse Split Proposal.

Our Special Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively online via the Internet as a virtual web conference. There will not be a physical meeting location and stockholders will not be able to attend the Special Meeting in person at a physical location. This means that you can attend the Special Meeting online, vote your shares during the online meeting and submit questions during the online meeting by visiting the above-mentioned Internet site. We believe that hosting a virtual meeting will enable greater stockholder attendance and participation from any location around the world.
A printed copy of our proxy materials, including a proxy card, is being mailed to our stockholders on or about July 7, 2025 and sent by e-mail to our stockholders who have opted for such means of delivery on or about July 7, 2025.
Only stockholders of record at the close of business on July 3, 2025, the record date for the Special Meeting, are entitled to notice of, and will be entitled to vote at, the Special Meeting, or any adjournments or postponements thereof.
If you are a stockholder of record, you may vote or submit a proxy in one of the following ways:
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Submit a proxy over the Internet prior to the virtual Special Meeting, by visiting www.investorvote.com/CARM (have your proxy card in hand to access the website);

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Submit a proxy by Telephone, by calling the toll-free number 1-800-652-VOTE (have your proxy card in hand when you call);

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Submit a proxy by Mail, if you received a printed copy of the proxy materials, by returning the enclosed proxy card (signed and dated) in the envelope provided; or

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Vote online at the virtual Special Meeting, by using your proxy card to access the Special Meeting website, https://meetnow.global/MDJSZWU and voting online at the Special Meeting. You will need your control number included on your proxy card in order to be able to vote during the Special Meeting.

If your shares are held in “street name,” that is, held for your account by a bank, broker or other nominee, you will receive instructions from the bank, broker or other nominee that you must follow for your shares to be voted. In order to attend the Special Meeting online, vote your shares electronically and submit questions, stockholders that hold shares in “street name” must demonstrate proof of beneficial ownership, obtain a legal proxy from their bank, broker or other nominee and register by no later than 5:00 p.m. Eastern Time, on Thursday, July 31, 2025.
Your vote is important to us. Whether or not you plan to attend the Special Meeting online, we urge you to take the time to submit a proxy to vote your shares. Further information about how to attend the Special Meeting online, vote your shares online during the Special Meeting and submit your questions online during the Special Meeting is included in the accompanying proxy statement.
By Order of the Board of Directors,
Steven Kelly
President, Chief Executive Officer and Director
Philadelphia, Pennsylvania
July 7, 2025
WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING ONLINE, WE URGE YOU TO SUBMIT A PROXY TO VOTE YOUR SHARES BY SUBMITTING YOUR PROXY OVER THE INTERNET OR BY TELEPHONE, OR BY COMPLETING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

i

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 5, 2025
The Board of Directors (the “Board”) of Carisma Therapeutics Inc. (which we also refer to as “Carisma,” “the Company,” “we,” “us,” or “our”) is soliciting proxies for use at the Special Meeting of Stockholders (the “Special Meeting”), to be held exclusively online via the Internet as a virtual web conference at https://meetnow.global/ MDJSZWU on August 5, 2025 at 10:00 a.m. Eastern Time. We have determined that the Special Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. At our virtual Special Meeting, stockholders will be able to attend, vote and submit questions by visiting https://meetnow.global/MDJSZWU. Further information about how to attend the Special Meeting online, vote your shares online during the Special Meeting and submit questions during the Special Meeting is included in this proxy statement.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of
Stockholders to be Held on August 5, 2025:
This proxy statement is available electronically at www.investorvote.com/CARM.
A printed copy of our proxy materials, including proxy card, is being mailed to our stockholders on or about July 7, 2025 and sent by e-mail to our stockholders who have opted for such means of delivery on or about July 7, 2025.

GENERAL INFORMATION ABOUT THIS PROXY STATEMENT, THE SPECIAL MEETING AND VOTING
Why is the Company holding a Special Meeting?
We are holding the Special Meeting primarily to allow our stockholders to authorize our Board to effect a reverse stock split.
As previously disclosed, on October 10, 2024, we received written notice from the Nasdaq Listing Qualifications Department indicating that we no longer satisfied Nasdaq Listing Rule 5450(b)(2)(A), which required us to maintain a minimum market value of listed securities of $50.0 million (the “MVLS Rule”) for continued listing on The Nasdaq Global Market. In accordance with Nasdaq Listing Rule 5810(c)(3) (the “Grace Period Rule”), the Nasdaq Stock Market LLC (“Nasdaq”) provided us 180 calendar days, or until April 8, 2025, to regain compliance with the MVLS Rule. We did not regain compliance with the MVLS Rule by April 8, 2025, and accordingly, on April 10, 2025, Nasdaq notified us that our securities were subject to delisting from Nasdaq unless we timely requested a hearing before the Nasdaq Hearings Panel (the “Panel”).
As also previously disclosed, on April 10, 2025, Nasdaq notified us that we no longer satisfied Nasdaq Listing Rule 5450(b)(2)(C), which required us to maintain a minimum market value of publicly held shares of $15.0 million (the “MVPHS Rule”) for continued listing on The Nasdaq Global Market. In accordance with the Grace Period Rule, Nasdaq provided us 180 calendar days, or until October 7, 2025, to regain compliance with the MVPHS Rule. Additionally, on January 6, 2025, Nasdaq notified us that we no longer satisfied Nasdaq Listing Rule 5450(a)(1), which required us to maintain a minimum bid price of $1.00 per share (the “Bid Price Rule”) for continued listing on The Nasdaq Global Market. In accordance with the Grace Period Rule, Nasdaq provided us 180 calendar days, or until July 7, 2025, to regain compliance with the Bid Price Rule.
Following a timely request for a hearing, we presented to the Panel our plan to achieve compliance with applicable Nasdaq listing criteria and requested an extension of time to do so. As previously disclosed, on June 10, 2025, Nasdaq notified us that the Panel determined to grant our request for an exception to, and an extension of time to comply with, Nasdaq listing standards. As part of this determination, the Panel directed that our listing be transferred to the Nasdaq Capital Market, effective as of the open of business on June 12, 2025, and specified additional conditions for our listing on the Nasdaq Capital Market. The extension of time is subject to us demonstrating compliance with Nasdaq Listing Rule 5550(a)(2) by evidencing a closing bid price of $1.00 or more per share for a minimum of ten consecutive trading sessions, completing a strategic transaction and otherwise demonstrating compliance with all initial listing requirements for the Nasdaq Capital Market, in each case on or before October 7, 2025 (the “Compliance Date”). The extension of time is further subject to us meeting an interim milestone for a strategic transaction in connection with our ongoing strategic process. The Panel has the right to reconsider its determination based on any event, condition or circumstance that exists or develops that would, in the opinion of the Panel, make continued listing of our securities inadvisable or unwarranted. The Panel does not have discretion to grant continued listing for noncompliance with Nasdaq listing standards beyond the Compliance Date.
Additionally, as previously disclosed, on June 22, 2025, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Azalea Merger Sub, Inc., a Delaware corporation and our wholly owned subsidiary (“Merger Sub”), Ocugen, Inc. (“Ocugen”), a Delaware corporation, and OrthoCellix, Inc. (“OrthoCellix”), a Delaware corporation and wholly-owned subsidiary of Ocugen, pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into OrthoCellix (the “Merger”), with OrthoCellix continuing as a wholly owned subsidiary of ours and the surviving company of the Merger. We refer to the surviving corporation of the Merger as the “combined company”. Consummation of the Merger is subject to certain closing conditions, including approval by our stockholders of the Reverse Stock Split. We expect to hold a separate special meeting of our stockholders in order to obtain the stockholder approvals necessary to complete the Merger and related matters.
In addition, we intend to file an initial listing application pursuant to the terms of the Merger Agreement for the combined company to list the securities of the combined company on Nasdaq. According to the Nasdaq Listing Rules, an issuer must, in a case such as this, apply for initial inclusion following a transaction whereby the issuer combines with a non-Nasdaq entity, resulting in a change of control of the issuer and potentially allowing the non-Nasdaq entity to obtain a Nasdaq listing. Accordingly, the listing standards of Nasdaq will require us to have, among other things, a $4.00 per share closing bid price prior to the closing of the Merger. Furthermore, it is a condition to the closing of the Merger that the Company’s stockholders approve the issuance of the shares of common stock to be issued in the Merger, in accordance with the Merger Agreement.
See Proposal 1 on page 9 for a description of additional reasons for the reverse stock split.
What are the proposals to be voted on at the Special Meeting?
At the Special Meeting, stockholders will consider and vote on the following matters:
(1)
To adopt and approve an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our issued shares of common stock at a ratio within the range of not less than 1-for-10 and not greater than 1-for-50, with the exact ratio within such range and the implementation and timing of such reverse stock split to be determined at the sole discretion of our Board, without further approval or authorization of our stockholders (the “Reverse Split Proposal”) (Proposal 1); and

(2)
To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary to permit further solicitation of proxies in the event that there are insufficient votes for the adoption and approval of the Reverse Split Proposal (the “Adjournment Proposal”) (Proposal 2).

How does the Board recommend that I vote on the proposals?
Our Board recommends that you vote:
FOR the adoption and approval of the Reverse Split Proposal (Proposal 1); and
FOR the approval of the Adjournment Proposal (Proposal 2).
How do I attend the virtual Special Meeting?
We will host the Special Meeting exclusively online via the Internet as a virtual web conference. You will be able to attend the Special Meeting online, vote your shares online during the Special Meeting and submit your questions online during the Special Meeting by visiting https://meetnow.global/MDJSZWU. There will not be a physical meeting location, and you will not be able to attend the Special Meeting in person at a physical location. The webcast will start at 10:00 a.m. Eastern Time on August 5, 2025. To participate in the Special Meeting, you will need to review the information included on your notice, on your proxy card or on the instructions that accompanied your proxy materials.
Information contained on this website is not incorporated by reference into this proxy statement or any other report we file with the Securities and Exchange Commission (the “SEC”).
If you hold your shares through an intermediary, such as a bank, broker or other nominee, you must register in advance using the instructions below.
The online meeting will begin promptly at 10:00 a.m. Eastern Time. We encourage you to access the meeting at least 15 minutes prior to the start time, leaving ample time for the check-in. Please follow the registration instructions as outlined in this proxy statement.
Technical assistance will be available one hour prior to and during the Special Meeting by dialing 1-888-724-2416.
How do I register to attend the Special Meeting virtually on the Internet?
If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare Trust Company, N.A.), you do not need to register to attend the Special Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank, broker or other nominee, you must register in advance to attend the Special Meeting virtually on the Internet. To register to attend the Special Meeting online you must submit proof of your proxy power (legal proxy) reflecting your Carisma holdings along with your name and email address to Computershare Trust Company, N.A. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time, on Thursday, July 31, 2025. You will receive confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us at the following:
By email:
Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com
By mail:
Computershare
Carisma Therapeutics Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001
What if I have trouble accessing the Special Meeting virtually?
The virtual meeting platform is fully supported across browsers and devices running the most up-to-date version of applicable software and plugins. Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. Technical assistance will be available one hour prior to and during the Special Meeting by dialing 1-888-724-2416.
Why is the Special Meeting a virtual, online meeting?
We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at the Special Meeting by enabling stockholders to participate remotely from any location around the world. Our virtual meeting will be governed by our Rules of Conduct and Procedures, which will be posted on the virtual meeting platform in advance of the Special Meeting. We have designed the virtual Special Meeting to provide the same rights and opportunities to participate as stockholders would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform. There will not be a physical meeting location, and stockholders will not be able to attend the Special Meeting in person at a physical location.
Why did you send me these proxy materials?
We are providing these proxy materials because our Board is soliciting your proxy to vote at the Special Meeting. This proxy statement summarizes information related to your vote at the Special Meeting. All stockholders who find it convenient to do so are cordially invited to attend the Special Meeting online. However, you do not need to attend the meeting virtually to vote your shares. Instead, you may submit a proxy to vote your shares as described in further detail in the answer to the question “How do I vote?” below.
Who can vote at the Special Meeting and what are the voting rights of such stockholders?
Only stockholders of record at the close of business on July 3, 2025 (the “Record Date”) are entitled to vote at the Special Meeting. On the Record Date, there were 41,788,096 shares of our common stock outstanding and entitled to vote (each share entitles its holder to one vote). Common stock is our only class of stock outstanding.
May I see a list of stockholders entitled to vote as of the Record Date?
A list of registered stockholders as of the close of business on the Record Date will be available for examination by any stockholder for any purpose germane to the Special Meeting for a period of 10 days ending on the day before the Special Meeting. If you wish to view this list, please contact our Secretary at

Carisma Therapeutics Inc., 3675 Market Street, Suite 401, Philadelphia, Pennsylvania 19104, Attention: Secretary, telephone: (267) 491-6422.
How do I vote?
If you are the stockholder of record of your shares, you can vote your shares by proxy prior to the Special Meeting or online during the Special Meeting.
If you choose to vote by proxy prior to the Special Meeting, you may do so by telephone, via the Internet or by mail as follows:
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By Telephone.   You may transmit your proxy over the phone prior to the Special Meeting by calling 1-800-652-VOTE and following the instructions provided on the proxy card. You will need to have your proxy card in hand when you call.

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Via the Internet.   You may transmit your proxy via the Internet prior to the Special Meeting by following the instructions provided in the proxy card. You will need to have your proxy card in hand when you access the website. The website for voting is available at www.investorvote.com/CARM.

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By Mail.    You can vote by mailing your proxy card as described in the proxy materials.

If your shares are held in “street name,” in order to attend the meeting and vote your shares electronically during the Special Meeting, you must register prior to the deadline of July 31, 2025 at 5:00 p.m. Eastern Time. See “How do I register to attend the Special Meeting virtually on the Internet?” You may vote your shares online while virtually attending the Special Meeting by following the instructions found on your proxy card and/or voting instruction form and subsequent instructions that will be delivered to you via email following your registration. If you vote by proxy prior to the Special Meeting and choose to attend the Special Meeting online, there is no need to vote again during the Special Meeting unless you wish to change your vote. If your shares are held in “street name,” you must demonstrate proof of beneficial ownership to virtually attend the Special Meeting and must obtain a legal proxy from your bank, broker or other nominee to vote at the Special Meeting.
If your shares are held in “street name,” your bank, broker or other nominee is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting and revocation instructions, should have been forwarded to you by the bank, broker or other nominee that holds your shares. In order to vote your shares, you will need to follow the instructions that your bank, broker or other nominee provides you. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the bank, broker or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction form and any other materials that you receive from that organization.
Even if you plan to attend the Special Meeting online, we urge you to vote your shares by proxy in advance of the Special Meeting so that if you should become unable to attend the Special Meeting your shares will be voted as directed by you.
Can I revoke my proxy and can I change my vote?
If you are a stockholder of record, you may revoke your proxy before the vote is taken at the Special Meeting:
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by submitting a new proxy with a later date before the applicable deadline, either signed and returned by mail or transmitted using the telephone or Internet voting procedures described in the “How do I vote?” section above, in each case, prior to the Special Meeting;

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by voting online at the Special Meeting using the procedures described in the “How do I vote?” section above; or

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by filing a written revocation with our Corporate Secretary prior to the Special Meeting.

If your shares are held in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee holding your shares. You may also vote online during the Special Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a legal proxy from the organization that holds your shares and follow the procedures described in the “How do I vote?” section above.
Your virtual attendance at the Special Meeting, without voting online during the Special Meeting, will not revoke your proxy.
Will my shares be voted if I do not return my proxy or do not provide specific voting instructions on the proxy card or voting instruction form that I submit?
If your shares are registered directly in your name, your shares will not be voted if you do not submit a proxy over the Internet, by telephone or by returning your proxy by mail prior to the Special Meeting, or attend and vote online at the virtual Special Meeting. If you submit a proxy card without giving specific voting instructions on one or more matters listed on your proxy card, your shares will be voted as recommended by our Board on such matters, and as the proxyholders may determine in their discretion how to vote with respect to the matters properly presented for a vote at the Special Meeting.
If your shares are held in “street name,” your bank, broker or other nominee may, under certain circumstances, vote your shares if you do not timely return your voting instructions. A “broker non-vote” results on a matter when a broker returns a proxy but does not vote on a particular proposal because it does not have discretionary authority to vote on that proposal and has not received voting instructions from you. The Reverse Split Proposal and the Adjournment Proposal are matters on which bank, broker or other nominees are expected to have discretionary voting authority under applicable stock exchange rules. If your shares are held by a bank, broker or other nominee and you do not timely provide voting instructions with respect to your shares, we expect that your bank, broker or other nominee will have the authority to vote your shares on the Reverse Split Proposal and the Adjournment Proposal.
We encourage you to timely provide voting instructions to your bank, broker or other nominee. This ensures that your shares will be voted at the Special Meeting according to your instructions. You should receive directions from your bank, broker or other nominee about how to submit your voting instructions to them.
What constitutes a quorum at the Special Meeting?
A quorum is needed to hold a valid meeting. A quorum will be present if the holders of at least a majority in voting power of the shares of common stock issued and outstanding and entitled to vote on the Record Date are present at the virtual Special Meeting either “in person” virtually or as represented by proxy. For purposes of establishing a quorum, abstentions and broker non-votes, if any, are counted as present or represented. If a quorum is not present, we expect to adjourn the Special Meeting until we obtain a quorum. Shares present virtually during the Special Meeting will be considered shares of common stock present in person at the meeting.
What vote is required to approve each matter?
Proposal 1 — Adoption and Approval of the Reverse Split Proposal
To adopt and approve Proposal 1, stockholders holding a majority of the votes cast on the matter must vote FOR the proposal. If your shares are held by your bank, broker or other nominee in “street name” and you do not timely provide voting instructions with respect to your shares, we expect that your bank, broker or other nominee will have the authority to vote your shares on Proposal 1. To the extent that there are any broker non-votes, a broker non-vote will effectively have no effect on the voting on Proposal 1. If you vote to ABSTAIN on Proposal 1, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on Proposal 1. As a result, votes to ABSTAIN will effectively have no effect on the voting on Proposal 1.
Proposal 2 — Approval of the Adjournment Proposal
To approve Proposal 2, stockholders holding a majority in voting power of the votes cast on the matter must vote FOR the proposal. If your shares are held by your bank, broker or other nominee in “street name”

and you do not timely provide voting instructions with respect to your shares, we expect that your bank, broker or other nominee will have the authority to vote your shares on Proposal 2. To the extent that there are any broker non-votes, a broker non-vote will effectively have no effect on the voting on Proposal 2. If you vote to ABSTAIN on Proposal 2, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on Proposal 2. As a result, votes to ABSTAIN will effectively have no effect on the voting on Proposal 2.
Are there other matters to be voted on at the Special Meeting?
We currently do not know of any matters that may come before the Special Meeting other than Proposals 1 and 2. Furthermore, our bylaws provide that “[b]usiness transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.” Therefore, unless we send an updated or revised notice of meeting, no other matters will be considered at the meeting.
How do I submit a question at the virtual Special Meeting?
We invite appropriate questions pertinent to the matters to be voted on at the Special Meeting. We will not be providing a business update at the Special Meeting or discussing matters related to our business or operations. If there are any matters of individual concern to a stockholder or not related to the matters to be voted on at the Special Meeting, or if a question was not otherwise answered, such matters may be raised separately after the Special Meeting by contacting Investor Relations at investors@carismatx.com.
If you wish to submit a question for the Special Meeting, you may do so during the registration process or during the Special Meeting once you have logged into the virtual meeting platform.
Our virtual meeting will be governed by our Rules of Conduct and Procedures, which will be posted on the virtual meeting platform during the Special Meeting. The Rules of Conduct and Procedures will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants. We will answer appropriate questions that are pertinent to the matters to be voted on by the stockholders at the Special Meeting. As noted above, because time is limited at the Special Meeting, we will not respond to questions or discuss matters that pertain to the Company but do not pertain to the matters to be voted on at the Special Meeting. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together.
How are we soliciting proxies and what are the costs of proxy solicitation?
We will pay all of the costs of soliciting proxies. In addition to these proxy materials, our directors, officers, and other employees may also solicit proxies in person or by mail, telephone, fax or email without additional compensation. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We have retained MacKenzie Partners, Inc., a proxy solicitation firm, to assist in the solicitation of proxies for a fee of approximately $9,500, plus expenses. If you have any questions or need assistance with voting, please contact our proxy solicitor:
MacKenzie Partners, Inc.
7 Penn Plaza
New York, New York 10001
800-322-2885
proxy@mackenziepartners.com
How are the votes counted?
Votes cast online during the Special Meeting or by proxy by mail, via the Internet or by telephone will be tabulated by the inspector of election appointed for the Special Meeting, who will also determine whether a quorum is present.

How can I find out the results of the voting at the virtual Special Meeting?
Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.

PROPOSAL 1:
ADOPTION AND APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT
General
On June 27, 2025, subject to stockholder approval, the Board unanimously approved and declared advisable an amendment (attached as Appendix A to this proxy statement, the “Reverse Split Charter Amendment”) to our Restated Certificate of Incorporation to effect a reverse stock split of our issued shares of common stock at a ratio within the range of not less than 1-for-10 and not greater than 1-for-50 (the “Ratio Range”), without reducing the number of authorized shares of common stock (the “Reverse Split”), with the exact ratio within such range and the implementation and timing of such Reverse Split, to be determined at the sole discretion of our Board. As further described below, if this proposal is adopted and approved by our stockholders and our Board determines that the Reverse Split would be in the best interests of our company and its stockholders, our Board may determine to effect the Reverse Split at any time prior to December 31, 2025, by a ratio of not less than 1-for-10 and not greater than 1-for-50, and may determine to effect such Reverse Split promptly after the Special Meeting if such stockholder approval is received. As set forth in Appendix A, by adoption and approval of this Proposal 1, the stockholders will be deemed to have adopted and approved a separate amendment to effect the Reverse Split at each of the ratios between and including 1-for-10 and 1-for-50.
Notwithstanding the foregoing, no such amendment or any Reverse Split will occur until the Reverse Split Charter Amendment is filed with the Secretary of State of the State of Delaware and becomes effective. If this Proposal 1 is adopted and approved by our stockholders and the Board decides to proceed with the Reverse Split, the exact timing of the filing of the Reverse Split Charter Amendment and the Reverse Split will be determined by our Board in its sole discretion based on its evaluation as to when such action will be the most advantageous to us and our stockholders, as discussed below. The Board will also determine the exact Reverse Split ratio within the Ratio Range, which ratio will be included in a public announcement made prior to the effectiveness of the Reverse Split Charter Amendment. Any amendment to effect the Reverse Split at the other ratios within the Ratio Range adopted and approved by the Board and stockholders will be abandoned. We may effect only one reverse stock split in connection with this proposal. We believe enabling the Board to fix the specific ratio will provide us with the flexibility to implement the Reverse Split in a manner designed to maximize the anticipated benefits to us and our stockholders. Upon the effectiveness of the Reverse Split Charter Amendment effecting the Reverse Split (the “Split Effective Time”), the issued shares of our common stock immediately prior to the Split Effective Time will be reclassified into a smaller number of shares of common stock within the Ratio Range, such that a holder of our common stock will own one share of our common stock for the specified number of shares of common stock held by that stockholder immediately prior to the Split Effective Time, which number will be determined by the Board within the Ratio Range in its sole discretion.
Because the Reverse Split will decrease the number of outstanding shares of our common stock by a ratio of not less than 1-for-10 and not greater than 1-for-50 but would not effect a decrease in the number of authorized shares of our common stock, the Reverse Split Charter Amendment would result in a relative increase in the number of authorized and unissued shares of our common stock.
The primary purpose for effecting the Reverse Split is to increase the per-share market price of our common stock so as to:
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demonstrate compliance with Nasdaq Listing Rule 5550(a)(2) (“Capital Market Bid Price Rule”) and help us avoid delisting of our common stock from Nasdaq, subject to compliance with other continued listing rules;

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meet the minimum closing price requirement for filing an initial listing application in connection with the closing of the contemplated Merger (as defined below);

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increase the acceptability of our common stock to long-term investors who may not find our shares attractive at their current prices due to the trading volatility often associated with stocks below certain prices;

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make our common stock eligible for investment by brokerage houses and institutional investors that have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin; and/or

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make our common stock more attractive for investors who may be dissuaded from purchasing stocks below certain prices because the brokerage commissions, as a percentage of the total transaction value, tend to be higher for such low-priced stocks.

In evaluating whether to seek stockholder approval for the Reverse Split, our Board also considered potential negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; the fact that the stock prices of some companies that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; the costs associated with implementing a reverse stock split; and in our case, the possibility that the Reverse Split may not allow us to demonstrate the ten consecutive days of compliance with the Capital Market Bid Price Rule prior to the expiration of the current October 7, 2025 deadline to be in compliance (the “Compliance Deadline”). In approving and recommending the Reverse Split, our Board determined that any potential negative factors are outweighed by the potential benefits of the Reverse Split.
Reasons for the Reverse Split
Our Board approved the Reverse Split Proposal because it believes that:
•
seeking stockholder approval and adoption of the Reverse Split Charter Amendment to effect the Reverse Split at the discretion of the Board is advisable and in the best interests of our company and our stockholders;

•
effecting the Reverse Split may avoid a delisting of our common stock from Nasdaq, which would prevent our common stock from trading on the OTC Markets or another quotation medium and potentially improve the marketability and liquidity of our common stock;

•
effecting the Reverse Split is likely necessary to increase our common stock price to meet the minimum closing price requirement for filing an initial listing application in connection with the closing of the contemplated Merger;

•
an investment in our common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients and investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks;

•
analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks and most investment funds are reluctant to invest in lower priced stocks; and

•
a higher stock price may help generate investor interest in us and help us attract and retain employees.

If the Reverse Split successfully increases the per share price of our common stock, the Board believes this increase may increase trading volume in our common stock and may facilitate future financings by our company.
Nasdaq Requirements for Continued Listing
Our Board is seeking authority to effect the Reverse Split with the primary intent of increasing the market price of our common stock so as to be able to demonstrate compliance with the Capital Market Bid Price Rule by evidencing a closing bid price of $1.00 or more per share for a minimum of ten consecutive trading sessions and potentially avoid delisting of our common stock from Nasdaq.
Our common stock is currently listed on the Nasdaq Capital Market under the symbol “CARM.” On October 10, 2024, we received written notice from the Nasdaq Listing Qualifications Department indicating that we no longer satisfied Nasdaq Listing Rule 5450(b)(2)(A), which required us to maintain a minimum market value of listed securities of $50.0 million (the “MVLS Rule”) for continued listing on The Nasdaq Global Market. In accordance with Nasdaq Listing Rule 5810(c)(3) (the “Grace Period Rule”), Nasdaq provided us 180 calendar days, or until April 8, 2025, to regain compliance with the MVLS Rule. We did not regain compliance with the MVLS Rule by April 8, 2025, and accordingly, on April 10, 2025, Nasdaq notified us that our securities were subject to delisting from Nasdaq unless we timely requested a hearing before the Panel.
As previously disclosed, on April 10, 2025, Nasdaq notified us that we no longer satisfied Nasdaq Listing Rule 5450(b)(2)(C), which required us to maintain a minimum market value of publicly held shares of $15.0 million (the “MVPHS Rule”) for continued listing on The Nasdaq Global Market. In accordance with the Grace Period Rule, Nasdaq provided us 180 calendar days, or until October 7, 2025, to regain compliance with the MVPHS Rule. As also previously disclosed, on January 6, 2025, Nasdaq notified us that we no longer satisfied Nasdaq Listing Rule 5450(a)(1), which required us to maintain a minimum bid price of $1.00 per share (the “Bid Price Rule”) for continued listing on The Nasdaq Global Market. In accordance with the Grace Period Rule, Nasdaq provided us 180 calendar days, or until July 7, 2025, to regain compliance with the Bid Price Rule.
Following a timely request for a hearing, we presented to the Panel our plan to achieve compliance with applicable Nasdaq listing criteria and requested an extension of time to do so. On June 10, 2025, Nasdaq notified us that the Panel determined to grant our request for an exception to, and an extension of time to comply with, Nasdaq listing standards. As part of this determination, the Panel directed that our listing be transferred to the Nasdaq Capital Market, effective as of the open of business on June 12, 2025, and specified additional conditions for our listing on the Nasdaq Capital Market. The extension of time is subject to us demonstrating compliance with the Capital Market Bid Price Rule by evidencing a closing bid price of $1.00 or more per share for a minimum of ten consecutive trading sessions, completing a strategic transaction and otherwise demonstrating compliance with all initial listing requirements for the Nasdaq Capital Market, in each case on or before the Compliance Deadline of October 7, 2025. The extension of time is further subject to us meeting an interim milestone for a strategic transaction in connection with our ongoing strategic process. The Panel has the right to reconsider its determination based on any event, condition or circumstance that exists or develops that would, in the opinion of the Panel, make continued listing of our securities inadvisable or unwarranted. The Panel does not have discretion to grant continued listing for noncompliance with Nasdaq listing standards beyond October 7, 2025.
In the event we are delisted from Nasdaq, it is possible our shares may commence trading on the OTC Markets or another quotation medium. As a result, an investor would likely find it more difficult to trade or obtain accurate price quotations for our shares. Delisting would likely also reduce the visibility, liquidity, and value of our common stock, reduce institutional investor interest in our company, and may increase the volatility of our common stock. Delisting could also cause a loss of confidence of potential industry partners, lenders, and employees, which could further harm our business and our future prospects. Further, a delisting from Nasdaq and continued or further declines in our share price could also greatly impair our ability to consummate the contemplated Merger, raise additional necessary capital through equity or debt financing, or use our shares for business development or other corporate initiatives, and could significantly increase the ownership dilution to stockholders caused by our issuing equity in financing or other transactions.
We believe that effecting the Reverse Split will help us avoid delisting from Nasdaq and any resulting consequences. Accordingly, we believe that the Reverse Split is our best proactive option for demonstrating compliance with the Capital Market Bid Price Rule prior to October 7, 2025, which is one condition for continued listing on the Nasdaq Capital Market. A decrease in the number of outstanding shares of our common stock resulting from the Reverse Split should, absent other factors, assist in ensuring that the per share market price of our common stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would comply with the Capital Market Bid Price Rule following the Reverse Split.
Merger
Additionally, as previously disclosed, on June 22, 2025, we entered into the “Merger Agreement with Merger Sub, a Delaware corporation and our wholly owned subsidiary, Ocugen, a Delaware corporation,

and OrthoCellix, a Delaware corporation and wholly-owned subsidiary of Ocugen, pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into OrthoCellix (the “Merger”), with OrthoCellix continuing as a wholly owned subsidiary of ours and the surviving company of the Merger. We refer to the surviving corporation of the Merger as the “combined company”. Consummation of the Merger is subject to certain closing conditions, including approval by our stockholders of the Reverse Stock Split. We expect to hold a separate special meeting of our stockholders in order to obtain the stockholder approvals necessary to complete the Merger and related matters.
In addition, we intend to file an initial listing application pursuant to the terms of the Merger Agreement for the combined company to list the securities of the combined company on Nasdaq. According to the Nasdaq Listing Rules, an issuer must, in a case such as this, apply for initial inclusion following a transaction whereby the issuer combines with a non-Nasdaq entity, resulting in a change of control of the issuer and potentially allowing the non-Nasdaq entity to obtain a Nasdaq listing. Accordingly, the listing standards of Nasdaq will require us to have, among other things, a $4.00 per share closing bid price prior to the closing of the Merger. Furthermore, it is a condition to the closing of the Merger that the Company’s stockholders approve the issuance of the shares of common stock to be issued in the Merger, in accordance with the Merger Agreement.
Potential Increased Investor Interest
On June 26, 2025, the closing price of a share of our common stock on the Nasdaq Capital Market was $0.4064 per share. We believe that the low per-share market price of our common stock impairs our marketability to, and acceptance by, institutional investors and other members of the investing community. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors are reluctant to recommend lower priced securities to their clients or have internal policies and practices that prohibit them from investing in low-priced stocks. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, our Board believes that most investment funds are reluctant to invest in lower priced stocks. The higher share price that may result from the Reverse Split could enable investors and brokerage firms with such policies and practices to invest in our common stock. In addition, these factors may affect our ability to raise additional capital through the sale of our common stock.
Criteria the Board May Use to Determine to Implement the Reverse Split
If our stockholders adopt and approve the Reverse Split Proposal, our Board will be authorized to proceed with the Reverse Split. The exact ratio of the Reverse Split, within the range of 1-for-10 to 1-for-50, would be determined by our Board in its sole discretion and publicly announced by us prior to the effective time of the Reverse Split. In determining whether to proceed with the Reverse Split and setting the appropriate ratio for the Reverse Split, if any, our Board may consider, among other things, factors such as:
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Nasdaq’s minimum price per share requirements and its other listing requirements such as requirements relating to the minimum number of holders, including the initial listing requirements in connection with the contemplated Merger;

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the historical market prices and trading volume of our common stock;

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the number of shares of our common stock outstanding prior to and after the Reverse Split;

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the then-prevailing and expected market prices and trading volume of our common stock and the anticipated or actual impact of the Reverse Split (including the reduction in the number of outstanding shares) on the market prices and trading volume for our common stock;

•
the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;

•
business developments affecting us; and

•
prevailing general market and economic conditions.

Certain Risks Associated with the Reverse Split
There are risks associated with the Reverse Split, including that the Reverse Split may not result in an increase in the per share price of our common stock following the Reverse Split or in the future. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:
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the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq for continued listing, or that we will otherwise meet the requirements of Nasdaq for trading on Nasdaq;

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the market price per share will meet the minimum closing price requirement for filing an initial listing application in connection with the closing of the contemplated Merger;

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the market price per share of our common stock after the Reverse Split will rise in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Split;

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the Reverse Split will result in a per share price that will attract brokers and investors;

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the Reverse Split will result in a per share price that will increase our ability to attract and retain employees; or

•
the market price of our common stock will not decrease in the future.

The market price of our common stock will also be based on the performance of our company and other factors detailed from time to time in the reports we filed with the SEC, some of which may be out of our control, including general economic, market and industry conditions. If the Reverse Split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split.
Furthermore, the liquidity of our common stock may be negatively impacted by the Reverse Split, given the reduced number of shares that would be outstanding after the Reverse Split, particularly if the per-share market price does not increase as a result of the Reverse Split. For instance, if the Reverse Split is implemented, it may result in some stockholders owning “odd lots” (less than 100 shares) of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots may be higher than the costs of transactions in “round lots” of even multiples of 100 shares. If we effect the Reverse Split, the resulting per-share price may nevertheless fail to attract institutional investors and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve. Accordingly, the Reverse Split may not increase marketability of our common stock as described above under “Reasons for the Reverse Split.”
You should also keep in mind that implementation of the Reverse Split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership in our company (subject to the treatment of fractional shares). However, should the overall value of our common stock decline after the proposed Reverse Split, then the actual or intrinsic value of the shares of our common stock held by you will also proportionately decrease as a result of the overall decline in value.
Principal Effects of the Reverse Split
If our stockholders adopt and approve the Reverse Split Proposal and our Board elects to implement the Reverse Split, depending on the ratio for the Reverse Split determined by our Board, a minimum of every 10 and a maximum of every 50 shares of issued common stock will be combined and reclassified into one new share of common stock.
If implemented, the Reverse Split will have the effect of decreasing the number of shares of our common stock that are issued and outstanding. The actual number of shares of common stock issued and outstanding after giving effect to the Reverse Split, if implemented, will depend on the ratio for the Reverse Split that is ultimately determined by our Board.
If implemented, the Reverse Split will not reduce the authorized number of shares of our capital stock. Although the number of authorized shares of our capital stock will not change as a result of the Reverse

Split, the number of shares of our common stock issued and outstanding will be reduced by the ratio for the Reverse Split that is ultimately determined by our Board. Thus, the Reverse Split will effectively increase the number of authorized but unissued shares of our common stock for further issuance by the amount of the reduction effected by the Reverse Split. We anticipate that our authorized shares of common stock will be sufficient in connection with the Merger.
As of May 31, 2025, there were no shares of common stock held by us in treasury, and therefore the Reverse Split is not expected to have any effect on treasury shares. The Reverse Split will not change the terms of our common stock. The Reverse Split will have no effect on the number of shares of preferred stock that we are authorized to issue and we have no preferred stock outstanding. After the Reverse Split, the shares of common stock and preferred stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock and preferred stock, respectively, now authorized. The Reverse Split will not change the par value of the common stock or the preferred stock.
Except with respect to the treatment of fractional shares, the Reverse Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in our company, except that, as described below under “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the Reverse Split will receive cash in lieu of such fractional share. In addition, the Reverse Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in the Reverse Split Proposal, except to the extent of their ownership in shares of our common stock and securities exercisable for our common stock, which shares and securities would be subject to the same proportionate adjustment in accordance with the terms of the Reverse Split as all other outstanding shares of our common stock and securities exercisable for our common stock.
After the Split Effective Time, our common stock will have a new Committee on Uniform Securities Identification Procedures number, which is a number used to identify our equity securities. The Reverse Split is not intended as, and would not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). After the Reverse Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act.
Assuming Reverse Split ratios of 1-for-10, 1-for-30 and 1-for-50, which reflect the low, middle and high end of the range that our stockholders are being asked to adopt and approve, the following table sets forth (i) the number of shares of our common stock that would be authorized, (ii) the number of shares of our common stock that would be issued and outstanding, (iii) the aggregate number of shares of our common stock that would be reserved for issuance upon exercise of outstanding options under and outside of our equity incentive plans, (iv) the aggregate number of shares of our common stock that would be reserved and available for future issuance under our equity incentive plans and our employee stock purchase plan, and (v) the number of shares of our common stock that would be reserved for sale and issuance pursuant to an “at the market” offering under an Amended and Restated Open Market Sale AgreementSM, dated May 12, 2023, with Jefferies LLC, as sales agent, having an aggregate offering price of up to $100,000,000, of which $96,786,874 remains available for sale to date (the “ATM Offering”), in each case giving effect to the Reverse Split. The table does not account for fractional shares for which stockholders will be entitled to receive cash in lieu thereof in the Reverse Split.
	Number of Shares Before Reverse Stock Split as of May 31, 2025	Reverse Split Ratio of 1-for-10	Reverse Split Ratio of 1-for-30	Reverse Split Ratio of 1-for-50
Number of Shares of Common Stock Authorized	350,000,000	350,000,000	350,000,000	350,000,000
Number of Shares of Common Stock Issued and Outstanding	41,788,096	4,178,809	1,392,936	835,761

	Number of Shares Before Reverse Stock Split as of May 31, 2025	Reverse Split Ratio of 1-for-10	Reverse Split Ratio of 1-for-30	Reverse Split Ratio of 1-for-50
Number of Shares of Common Stock Reserved for Issuance Pursuant to Outstanding Options Under and Outside of Our Equity Incentive Plans	6,473,531	647,353	215,784	129,470
Number of Shares of Common Stock Reserved and Available for Future Issuance Under Our Equity Incentive Plans and Our Employee Stock Purchase Plan	6,016,632	601,663	200,554	120,332
Number of Shares of Common Stock Reserved for Issuance Pursuant to the ATM Offering	238,156,678*	23,815,667	7,938,555	4,763,133

*
Calculated based on the closing price of our common stock on the Nasdaq Capital Market on June 26, 2025. The actual number of shares that can be issued under the ATM Offering will vary depending on the sales prices under the ATM Offering.

Reservation of Right to Abandon the Reverse Split Charter Amendment
Although we presently intend to effect the Reverse Split to regain compliance with the Bid Price Rule, notwithstanding stockholder adoption and approval of the Reverse Split, our Board will have discretion as to whether to effect the Reverse Split Proposal and reserves the right to abandon the Reverse Split Charter Amendment without any further action by our stockholders if at any time prior to the filing or effectiveness of the Reverse Split Charter Amendment, our Board determines, in its sole discretion, that the Reverse Split is no longer in the best interests of our company and our stockholders. If we do not file the Reverse Split Charter Amendment with the Secretary of State of the State of Delaware by December 31, 2025, our Board will be deemed to have abandoned the Reverse Split for each of the stockholder-approved ratios.
By voting in favor of the Reverse Split Charter Amendment, stockholders are also expressly authorizing our Board to determine not to proceed with, or abandon, the Reverse Split if it should so decide. Additionally, if our Board determines to effect the Reverse Split, the Reverse Split Charter Amendment setting forth the ratio approved by the Board will be filed with the Secretary of State of the State of Delaware and any amendment to effect the Reverse Split at any of the other stockholder-approved ratios will be abandoned.
Authorized Shares of Common Stock
We are currently authorized under our Restated Certificate of Incorporation to issue up to a total of 355,000,000 shares of capital stock, comprised of 350,000,000 shares of common stock and 5,000,000 shares of preferred stock. The Reverse Split will not result in a reduction in the total number of shares of shares of capital stock that we are authorized to issue. Stockholders will own fewer shares of common stock as a result of the Reverse Split. Because the Reverse Split will decrease the number of outstanding shares of common stock, the Reverse Split Charter Amendment will result in a relative increase in the number of authorized and unissued shares of common stock.
Procedure for Effecting the Reverse Split and Exchange of Stock Certificates
If our stockholders adopt and approve the Reverse Split Charter Amendment, and if our Board still believes that a reverse stock split is in the best interests of our company and elects to implement the Reverse Split (with the ratio to be determined in the discretion of our Board within the parameters described herein), we will file the Reverse Split Charter Amendment with the Secretary of State of the State of Delaware at such time as our Board has determined to be appropriate and any amendment to effect the Reverse Split at any of the other stockholder-approved ratios will be abandoned; provided that in no event shall the filing of the Reverse Split Charter Amendment occur after December 31, 2025. Our Board may delay effecting the Reverse Split without resoliciting stockholder adoption and approval thereof.
If the Reverse Split is effected, each certificate that immediately prior to the Split Effective Time represented shares of common stock shall, from and after the Split Effective Time be deemed to represent the whole number of shares of common stock held by such stockholder post-Reverse Split. Stockholders of record upon the Split Effective Time will be furnished the necessary materials and instructions for the surrender and exchange of their certificates at the appropriate time by our transfer agent, Computershare Trust Company, N.A. As soon as practicable after the surrender to our transfer agent of any outstanding certificate(s), together with a properly completed and duly executed letter of transmittal and any other documents our transfer agent may specify, our transfer agent will have its records adjusted to reflect that the shares represented by such certificate(s) in the name of such stockholder are held in book-entry form at the transfer agent in their direct registration system representing the appropriate number of whole shares of our common stock, as applicable, resulting from the Reverse Split.
Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have physical stock certificates evidencing their ownership of the common stock. They are, however, provided with a periodic statement reflecting the number of shares of common stock registered in their accounts. Stockholders who hold shares of our common stock electronically in book-entry form with our transfer agent will not need to take further action and any periodic statement provided to such stockholders after the Split Effective Time will reflect the appropriate number of whole shares of post-Reverse Split common stock resulting from the Reverse Split.
If our Board elects to implement the Reverse Split, then, for purposes of implementing the Reverse Split, we intend to treat stockholders holding our common stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Split for their beneficial holders holding our common stock in street name. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Split. Stockholders who hold shares of our common stock with a bank, broker or other nominee and who have any questions in this regard are encouraged to contact their bank, broker or other nominee.
Fractional Shares
If our Board elects to implement the Reverse Split, fractional shares will not be issued. Stockholders of record who would otherwise hold fractional shares of our common stock as a result of the Reverse Split will be entitled to receive a cash payment (without interest and subject to applicable withholding taxes) in lieu of such fractional shares. Each such stockholder will be entitled to receive a cash payment (without interest) equal to the fraction of a share of common stock to which such stockholder would otherwise be entitled multiplied by (i) the closing price per share of the common stock on the Nasdaq Capital Market at the close of business on the trading day preceding the date of the Split Effective Time multiplied by (ii) the Reverse Stock Split Number (as defined in the Reverse Split Charter Amendment attached hereto as Appendix A).
Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds will be deposited, sums due for fractional interests resulting from the Reverse Split that are not timely claimed after the Split Effective Time in accordance with applicable law may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.
Effect of the Reverse Split on Employee Plans and Options
Pursuant to the various instruments governing our then-outstanding stock options, in connection with the Reverse Split, our Board will reduce the number of shares of common stock issuable upon the exercise of such stock options in proportion to the ratio of the Reverse Split and proportionately increase the exercise price of our outstanding stock options. In connection with such proportionate adjustments, the number of shares of common stock issuable upon exercise of outstanding stock options will be rounded down to the nearest whole share, and the exercise prices of outstanding stock options will be rounded up to the nearest cent. In addition, as of the Split Effective Time, we would adjust and proportionately decrease the total number of shares of our common stock that may be the subject of the future grants under our stock plans.
No Appraisal Rights
Stockholders do not have the right to dissent and obtain appraisal of, or payment for, such stockholder’s capital stock under the Delaware General Corporation Law, our Restated Certificate of Incorporation or our bylaws in connection with the Reverse Split.
Anti-Takeover Effects
An additional effect of the Reverse Split would be to increase the relative amount of authorized but unissued shares of our common stock, which may, under certain circumstances, be construed as having an anti-takeover effect. Although not intended for such purposes, the effect of the increase in available shares could be to render more difficult or discourage an attempt to take over or otherwise obtain control of the company (for example, by permitting issuances that would dilute the stock ownership of a person or entity seeking to effect a change in the composition of our Board or contemplating a tender offer or other change in control transaction). We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences, other than in connection with the proposed Merger, including without limitation the support agreements entered into with certain of our executive officers and directors and the sole stockholder of OrthoCellix (solely in its capacity as the stockholder of OrthoCellix) and the terms and conditions of the Merger Agreement.
Accounting Matters
As of the Split Effective Time, the stated capital on our balance sheet attributable to our common stock would be reduced proportionately based on the selected exchange ratio, and the additional paid-in capital account would be credited with the amount by which the stated capital is reduced. In financial statements filed after the Split Effective Time, we would restate net income or loss per share and other share and per share amounts for periods ending before the Reverse Split to give retroactive effect to the Reverse Split. The per share net income or loss or net book value of our common stock would be increased because there would be fewer shares of our common stock outstanding.
Material U.S. Federal Income Tax Consequences of the Reverse Split
The following discussion is a summary of the material U.S. federal income tax consequences of the proposed Reverse Split to U.S. Holders (as defined below). This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date of this proxy statement. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed Reverse Split.
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as:
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an individual who is a citizen or resident of the United States;

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a corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia; or

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an estate, the income of which is subject to U.S. federal income tax regardless of its source; or a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons”

(within the meaning of Section 7701(a)(30) of the Code), or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.
This discussion is limited to U.S. Holders who hold our common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation:
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Financial institutions;

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Insurance companies;

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Real estate investment trusts;

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Regulated investment companies;

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Grantor trusts;

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Tax-exempt organizations;

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Dealers or traders in securities, commodities or currencies;

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Stockholders who hold common stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes or U.S. holders that have a functional currency other than the U.S. dollar; or

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Stockholders who actually or constructively own 10% or more of our voting stock.

If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Split to them.
In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local and non-U.S. tax law consequences of the proposed Reverse Split. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the proposed Reverse Split, whether or not they are in connection with the proposed Reverse Split.
STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE PROPOSED REVERSE SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.
The proposed Reverse Split is intended to be treated as a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. As a result, a U.S. Holder generally should not recognize gain or loss upon the proposed Reverse Split for U.S. federal income tax purposes, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock received pursuant to the proposed Reverse Split should equal the aggregate adjusted tax basis of the shares of our common stock surrendered (reduced by the amount of such basis that is allocated to any fractional share of our common stock for which the U.S. Holder receives cash). The U.S. Holder’s holding period in the shares of our common stock received pursuant to the proposed Reverse Split should include the holding period in the shares of our common stock surrendered. U.S. Treasury regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. U.S. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder that, pursuant to the proposed Reverse Split, receives cash in lieu of a fractional share of our common stock should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss will be short term if the pre-Reverse Split shares were held for one year or less at the effective time of the Reverse Split and long term if held for more than one year.
Payments of cash made in lieu of a fractional share of our common stock may, under certain circumstances, be subject to information reporting and backup withholding. To avoid backup withholding, each U.S. Holder that does not otherwise establish an exemption should furnish its taxpayer identification number and comply with the applicable certification procedures.
Backup withholding is not an additional tax and amounts withheld will be allowed as a credit against the U.S. Holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the IRS. U.S. Holders should consult their own tax advisors regarding the application of the information reporting and backup withholding rules to them.
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE REVERSE SPLIT PROPOSAL TO ADOPT AND APPROVE AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT.

PROPOSAL 2:
ADJOURNMENT PROPOSAL
Our Board believes that if the number of votes cast at the Special Meeting is insufficient to adopt and approve the Reverse Split Proposal (Proposal 1), it may be in the best interests of the stockholders to enable our Board to continue to seek to obtain a sufficient number of additional votes to adopt and approve the Reverse Split Proposal.
In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Reverse Split Proposal.
Additionally, approval of the Adjournment Proposal could mean that, in the event we have not received sufficient votes to adopt and approve the Reverse Split Proposal, or we have received proxies indicating that a majority of the votes to be cast by holders of our common stock will vote against the Reverse Split Proposal, we could adjourn the Special Meeting without a vote on the Reverse Split Proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the Reverse Split Proposal.
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Unless otherwise provided below, the following table sets forth information with respect to the beneficial ownership of our common stock as of May 31, 2025 by:
•
each of our directors;

•
each of our named executive officers;

•
all of our directors and executive officers as a group; and

•
each person, or group of affiliated persons, who is known to us to be the beneficial owner of 5% or more of the outstanding shares of our common stock.

The column entitled “Percentage of Shares Beneficially Owned” is based on a total of 41,788,096 shares of our common stock outstanding as of May 31, 2025.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days after May 31, 2025 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise set forth below, the address of the beneficial owner is c/o Carisma Therapeutics Inc., 3675 Market Street, Suite 401, Philadelphia, Pennsylvania 19104.
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (%)
5% Stockholders
ModernaTX, Inc.(1)	5,059,338	12.11%
HealthCap VII L.P.(2)	3,398,248	8.13%
Entities affiliated with IPG(3)	2,713,232	6.49%
Wellington Life Sciences V GmbH & Co. KG(4)	2,297,546	5.50%
SymBiosis II, LLC(5)	2,215,877	5.30%
Named Executive Officers and Directors
Sohanya Cheng(6)	8,600	*
John Hohneker, M.D.(7)	35,475	*
Steven Kelly(8)	1,634,390	3.76%
Michael Klichinsky, Pharm.D., Ph.D.(9)	983,833	2.33%
Richard Morris(10)	460,539	1.09%
Briggs Morrison, M.D.(11)	155,899	*
David Scadden, M.D.(12)	12,900	*
Marella Thorell(13)	12,900	*
Sanford Zweifach(14)	215,865	*
All current executive officers and directors as a group (9 persons)(15)	3,059,862	6.90%

*
Less than 1%

(1)
Based solely on a Schedule 13G filed by ModernaTX, Inc. on March 13, 2023. ModernaTX, Inc. is wholly owned by Moderna, Inc., a publicly-traded company. The business address of ModernaTX, Inc. is c/o Moderna, Inc., 200 Technology Square, Cambridge, MA 02139.

(2)
Based solely on a Schedule 13D/A filed by HealthCap VII, L.P. on May 28, 2024. HealthCap VII GP LLC, a Delaware limited liability company, is the sole general partner of HealthCap VII, L.P. HealthCap VII GP LLC has delegated voting and dispositive power over the shares to HealthCap VI GP S.A., a corporation organized under the laws of Switzerland and disclaims beneficial ownership of all shares held by HealthCap VII L.P., except to the extent of their pecuniary interest therein. Vanessa Malier and Thomas Ramdahl are each directors of HealthCap VII GP LLC. Fabrice Bernhard serves as general manager of HealthCap VI GP S.A., and each of Dag Richter, François Kaiser and Daniel Schafer serves as a director of HealthCap VI GP S.A. Each of Messrs. Bernhard, Kaiser and Schafer may be deemed to share voting and investment power with respect to the shares held by HealthCap VII L.P. and disclaim beneficial ownership of all shares held by HealthCap VII L.P., except to the extent of their pecuniary interest therein. Björn Odlander is a Managing Partner of HealthCap VII Advisor AB, an affiliate of HealthCap VII L.P., and was a member of our board of directors until his resignation in June 2024. The business address of HealthCap VII L.P. is c/o HealthCap VII GP S.A., 23 Avenue Villamont, Lausanne, CH 1005, Switzerland.

(3)
Based solely on a Schedule 13G/A filed by the IPG entities (as defined below) on February 2, 2024. Consists of (i) 2,067,924 shares of common stock of the combined company held by IPG Cayman LP, (ii) 267,864 shares of common stock of the combined company held by IPG USA SCO LP and (iii) 377,444 shares of common stock of the combined company held by CT SPV Investment LP (collectively, the “IPG entities”). Longview Innovation Corp., formerly known as IP Group, Inc., has shared voting and investment control over the shares held by the IPG entities. The business address of the IPG entities is c/o Longview Innovation Corp., 3411 Silverside Road, Baynard Building, Suite 252, Wilmington, Delaware 19810.

(4)
Consists of 2,297,546 shares held by Wellington Life Sciences V GmbH & Co. KG (the “Wellington Fund”). The Wellington Fund is represented by Wellington Life Sciences Venture Capital Consulting GmbH (the “Wellington General Partner”). The Wellington General Partner holds voting and investment control over the shares. Dr. Regina Hodits and Dr. Rainer Strohmenger, in their functions as managing directors of the Wellington General Partner, have individual signatory power as well as voting and/or investment control over the shares. Dr. Hodits was a member of our board of directors until her resignation in June 2024. The business address of the Wellington Fund and the Wellington General Partner is Tuerkenstrasse 5, 80333 Munich, Germany.

(5)
Consists of 2,215,877 shares held by Symbiosis II, LLC, which exercises voting and investment control of the shares. Chidozie Ugwumba is the Managing Partner of Symbiosis II, LLC and as such has sole voting and investment control over the shares. Mr. Ugwumba was also a member of our board of directors until his resignation in April 2024. The business address of Symbiosis II, LLC is 609 S.W. 8th Street, Suite 365, Bentonville, Arkansas 72712.

(6)
Consists of 8,600 shares of our common stock underlying options held by Ms. Cheng that are exercisable as of May 31, 2025 or will become exercisable within 60 days of such date.

(7)
Consists of 35,475 shares of our common stock underlying options held by Dr. Hohneker that are exercisable as of May 31, 2025 or will become exercisable within 60 days of such date.

(8)
Consists of 1,634,390 shares of our common stock underlying options held by Mr. Kelly that are exercisable as of May 31, 2025 or will become exercisable within 60 days of such date.

(9)
Consists of (i) 484,347 shares of our common stock held by Dr. Klichinsky and (ii) 499,486 shares of our common stock underlying options held by Dr. Klichinsky that are exercisable as of May 31, 2025 or will become exercisable within 60 days of such date.

(10)
Consists of 460,539 shares of our common stock underlying options held by Mr. Morris that are exercisable as of May 31, 2025 or will become exercisable within 60 days of such date.

(11)
Consists of (i) 12,175 shares of our common stock held by Dr. Morrison and (ii) 143,724 shares of our common stock underlying options held by Dr. Morrison that are exercisable as of May 31, 2025 or will become exercisable within 60 days of such date.

(12)
Consists of 12,900 shares of our common stock underlying options held by Dr. Scadden that are exercisable as of May 31, 2025 or will become exercisable within 60 days of such date.

(13)
Consists of 12,900 shares of our common stock underlying options held by Ms. Thorell that are exercisable as of May 31, 2025 or will become exercisable within 60 days of such date.

(14)
Consists of (i) 413 shares of our common stock held by Mr. Zweifach and (ii) 215,452 shares of our common stock underlying options held by Mr. Zweifach that are exercisable as of May 31, 2025 or will become exercisable within 60 days of such date.

(15)
Consists of (i) 496,935 shares of our common stock held and (ii) 2,562,927 shares of our common stock underlying options that are exercisable as of May 31, 2025 or will become exercisable within 60 days of such date.

STOCKHOLDER PROPOSALS
We have not yet determined the date of our 2025 annual meeting of stockholders. The date of the 2025 annual meeting of stockholders will be delayed by more than 30 days from the anniversary date of the 2024 annual meeting of stockholders. Prior to the 2025 annual meeting of stockholders, we will announce the date of such annual meeting and any dates specified below to the extent required by Rule 14a-5 under the Exchange Act. A stockholder who would like to have a proposal considered for inclusion in the proxy statement for our 2025 annual meeting must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than a reasonable time before we begin to print and send our proxy statement for the 2025 annual meeting of stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Carisma Therapeutics Inc., 3675 Market Street, Suite 401, Philadelphia, Pennsylvania 19104, Attention: Corporate Secretary.
If a stockholder wishes to propose a nomination of persons for election to our Board or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Board or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting. The required notice must be in writing and must otherwise meet the requirements set forth in our bylaws (including providing the information required by Rule 14a-19 under the Exchange Act).
The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. As previously noted in our definitive proxy statement for our 2024 annual meeting of stockholders, for proposals to be presented at our 2025 annual meeting of stockholders, the required notice must have been received by our corporate secretary at our principal executive offices no earlier than February 13, 2025 and no later than March 15, 2025. However, we have not yet determined the date of our 2025 annual meeting of stockholders. If the 2025 annual meeting of stockholders is delayed by more than 60 days from the first anniversary of the 2024 annual meeting of stockholders, a stockholder’s notice must instead be received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was given or public disclosure of the date of such annual meeting was made, whichever first occurs.
Any proposals, notices or information about proposed director candidates should be sent to:
Carisma Therapeutics Inc.
3675 Market Street, Suite 401
Philadelphia, Pennsylvania 19104
Attention: Corporate Secretary

STOCKHOLDERS SHARING THE SAME ADDRESS
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the proxy statement to you if you contact us at the following address or telephone number: Carisma Therapeutics Inc., 3675 Market Street, Suite 401, Philadelphia, Pennsylvania 19104, Attention: Corporate Secretary, telephone: (267) 491-6422. If you want to receive separate copies of the proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address or telephone number.
OTHER MATTERS
No business will be presented for consideration at the Special Meeting other than that described above.

APPENDIX A
CERTIFICATE OF AMENDMENT TO
RESTATED CERTIFICATE OF INCORPORATION
OF
CARISMA THERAPEUTICS INC.
(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)
Carisma Therapeutics Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify as follows:
A.   The Board of Directors of the Corporation duly adopted resolutions, pursuant to Section 242 of the General Corporation Law, setting forth a proposed amendment to the Restated Certificate of Incorporation of the Corporation, as amended (the “Restated Certificate of Incorporation”) and declaring such amendment to be advisable. The stockholders of the Corporation duly approved such proposed amendment in accordance with Section 242 of the General Corporation Law.
B.   That two new paragraphs of Article FOURTH of the Restated Certificate of Incorporation be and hereby are inserted immediately preceding the existing first paragraph (listing the authorized classes and shares of stock of the Corporation) as follows:
“Effective upon the effective time of this Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation (the “Certificate of Amendment”) (the “Amendment Effective Time”), a one for [      ]1 reverse stock split of the Common Stock shall become effective, pursuant to which each [      ]1 (the “Reverse Stock Split Number”) shares of Common Stock issued and outstanding and held of record by each stockholder of the Corporation or issued and held by the Corporation in treasury immediately prior to the Amendment Effective Time shall be reclassified and combined into one validly issued, fully paid and nonassessable share of Common Stock, automatically and without any action by the holder thereof and shall represent one share of Common Stock from and after the Amendment Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain at $0.001 par value per share. No fractional shares of Common Stock shall be issued as a result of or in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive a fractional share of Common Stock as a result of the Reverse Stock Split, following the Amendment Effective Time, shall be entitled to receive a cash payment (without interest) in lieu of such fractional share equal to the fraction of a share of Common Stock to which such holder would otherwise be entitled multiplied by (i) the closing price per share of the Common Stock on the Nasdaq Capital Market at the close of business on the trading day preceding the date of the Amendment Effective Time multiplied by (ii) the Reverse Stock Split Number.
Each stock certificate or book entry position that, immediately prior to the Amendment Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Amendment Effective Time shall, from and after the Amendment Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Amendment Effective Time into which the shares formerly represented by such certificate or book entry position have been reclassified as well as the right to receive cash in lieu of fractional shares of Common Stock after the Amendment Effective Time; provided, however, that each

1
Shall be a number equal to or greater than ten (10) and equal to or less than fifty (50) and shall not include more than four decimal digits (it being understood that any number within such range shall, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute a separate amendment being approved and adopted by the Board of Directors and stockholders in accordance with Section 242 of the General Corporation Law with each such form of Certificate of Amendment (other than the Certificate of Amendment, if any, that is filed with the Secretary of State of the State of Delaware) to be abandoned immediately prior to the filing of the Certificate of Amendment).

stockholder of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Amendment Effective Time shall receive, upon surrender of such certificate, a new book entry position evidencing and representing the number of whole shares of Common Stock after the Amendment Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified.”
C.   This Certificate of Amendment shall be effective at:      .  . Eastern Time, on            , 2025.

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this      day of            , 2025.
CARISMA THERAPEUTICS INC.
By:

Name: Steven Kelly
Title:  President and Chief Executive Officer

carisma THERAPEUTICS VOTE Proposals — The Board of Directors recommend a vote FOR Proposals 1 and 2. A 0464QD 1. To adopt and approve an amendment to our Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our issued shares of common stock at a ratio within the range of not less than 1-for-10 and not greater than 1-for-50, with the exact ratio within such range and the implementation and timing of such reverse stock split to be determined at the sole discretion of our Board of Directors, without further approval or authorization of our stockholders (the “Reverse Split Proposal”). 2. To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary to permit further solicitation of proxies in the event that there are insufficient votes for the adoption and approval of the Reverse Split Proposal. For AgainstAbstain For AgainstAbstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B NOTE: The proxies are authorized to vote, in their discretion, upon such other business that may properly come before the Special Meeting or any adjournment or postponement thereof. Special Meeting Proxy Card Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q 1 UPX Online Go to www.investorvote.com/CARM or scan the QR code — login details are located in the shaded bar below. Mail Mark, sign and date this card and return in the postagepaid envelope provided. Must be received no later than August 4, 2025. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Your vote matters – here’s how to vote! Votes submitted electronically must be received by 10AM Eastern Time on August 5, 2025.

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/CARM Carisma Therapeutics Inc. Special Meeting of Stockholders August 5, 2025 at 10AM Eastern Time This proxy is being solicited on behalf of the Board of Directors The stockholder(s) hereby appoint(s) Steven Kelly and Natalie McAndrew, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CARISMA THERAPEUTICS INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10AM Eastern Time on August 5, 2025, virtually at https://meetnow.global/MDJSZWU, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. (Items to be voted appear on reverse side) Proxy - Carisma Therapeutics Inc. Non-Voting Items C q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Change of Address — Please print new address below. Comments — Please print your comments below. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on August 5, 2025: Our proxy materials are available at: www.investorvote.com/CARM. The Special Meeting of Stockholders of Carisma Therapeutics Inc. will be held on August 5, 2025 at 10AM Eastern Time, virtually via the internet at https://meetnow.global/MDJSZWU. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.